EXHIBIT 10.2

FIRST AMENDMENT TO THE

BRIDGE LOAN PROMISSORY NOTE

This First Amendment to the Bridge Loan Promissory Note (the “Amendment”) is made and effective as of October 16, 2013 (“Amendment Effective Date”) by and between Flux Power, Inc., a California corporation (the “Maker”), and Esenjay Investments, LLC ( the “Holder”).

Pursuant to the terms and conditions hereof, the Amendment is hereby incorporated into the Bridge Loan (as defined below) as if fully set forth therein. Capitalized terms used herein and not otherwise defined shall have the meaning assigned in the Bridge Loan.

RECITALS

WHEREAS, Borrower and Holder have entered into that certain Bridge Loan Promissory Note, dated March 7, 2012 (the “Bridge Loan”) whereby Holder has loaned $250,000 to the Maker;

WHEREAS, the parties desires to amend the Bridge Loan pursuant to the terms and conditions of this Amendment to (i) extend the maturity date from March 7, 2014 to December 31, 2015, (ii) set the interest rate on the outstanding principal amount from the Amendment Effective Date forward to six percent (6%), and (iii) allow the Holder the option to convert any or all of the amount outstanding under the Bridge Loan into shares of Common Stock of Maker’s parent, Flux Power Holdings, Inc. (“Flux Power”)

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Interest. Section 1 of the Bridge Loan (entitled “Interest”) is hereby deleted in its entirety and shall, as of the Amendment Effective Date, be amended to read in its entirety as follows:

“1. Interest. Holder has transferred as good faith or intends to transfer as soon as practical Funds to Maker. Maker hereby agrees that the Funds will accrue interest at an annual rate of eight (8) percent from March 7, 2012 to the Amendment Effective Date, and six (6) percent from Amendment Effective Date to the Maturity Date.”

2. Payments. Section 2 of the Bridge Loan (entitled “Payments”) is hereby deleted in its entirety and shall, as of the Amendment Effective Date, be amended to read in its entirety as follows:

“2. Payments. All outstanding principal and interest shall be payable on December 31, 2015 (the “Maturity Date”).”

3. Optional Conversion. Effective on the Amendment Effective Date, the Bridge Loan is hereby amended by adding the following Optional Conversion provision immediately after Section 9 of the Bridge Loan (entitled “Representations and Warranties of Maker”):

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“10. Optional Conversion.

(a) Conversion Right. All advances and all unpaid interest accrued under this Note (collectively, the “Term Loan Balance”) may, at the option of the Holder and upon five (5) days prior written notice (pursuant to the form of notice attached hereto as Exhibit A), be converted in whole or in part into a number of shares of Common Stock of Flux Power Holdings, Inc. (the “Flux Shares”) on a per share conversion price equal to $0.30 (the “Conversion Price”), as such price may be adjusted from time to time pursuant to the terms and conditions set forth herein. As promptly as practicable after such conversion, the Maker shall cause Flux Power to issue and deliver to the Holder a certificate or certificates representing the full number of Flux Shares issuable upon such conversion (and the issuance of such certificate or certificates shall be made without charge to the Holder for any issuance in respect thereof or other cost incurred by the Holder in connection with such conversion and the related issuance of shares).

(b) Adjustment for Dividends and Distributions. If at any time after the date hereof, Flux Power shall make or issue, or shall fix a record date for the determination of eligible holders of securities entitled to receive, a dividend or other distribution payable with respect to the Flux Shares that is payable in (i) securities of Flux Power other than capital stock or (ii) any other assets, then, and in each such case, the Holder, upon conversion of the Term Loan Balance at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Flux Shares issuable upon such conversion prior to such date, the securities or such other assets of Flux Power to which the Holder would have been entitled upon such date if the Holder had converted the Term Loan Balance immediately prior thereto (all subject to further adjustment as provided in this Bridge Loan).

(c) Reorganizations, Mergers, Consolidations or Asset Sales. If at any time after the date hereof there is a tender offer, exchange offer, merger, consolidation, recapitalization, sale of all or substantially all of Flux Power’s assets or reorganization involving the Flux Shares (each, a “Capital Reorganization”), provision shall be made so that the Holder will thereafter be entitled to receive upon conversion of the Term Loan Balance the number of Flux Shares or other securities or property of Flux Power to which a holder of the number of Flux Shares deliverable upon conversion would have been entitled on such Capital Reorganization, subject to adjustment in respect to such stock or securities by the terms thereof. In any such case, appropriate adjustment will be made in the application of the provisions of this paragraph with respect to the rights of the Holder after the Capital Reorganization to the end that the provisions of this paragraph (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Term Loan Balance) will be applicable after that event and be as nearly equivalent as practicable.

(d) Certificate As To Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price, Flux Power at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment are based and shall file a copy of such certificate with its corporate records. Flux Power shall, upon the reasonable written request of the Holder, furnish or cause to be furnished to the Holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of Flux Shares and the amount, if any, of other property which then would be received upon the conversion of the Term Loan Balance.”

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4. Except as amended hereby, all the terms of the Agreement are hereby ratified and acknowledged as being in full force and effect.

5. This Amendment may be executed in two counterparts, each of which shall constitute an original and which, together, shall constitute one and the same instrument. The parties may execute facsimile copies of this Amendment and delivery by facsimile shall be deemed to be delivery of an executed Amendment.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by its authorized representative this 16th day of October, 2013.

MAKER

Flux Power, Inc.,
a California corporation

		By:	/s/ Ronald Dutt
		Name:	Ronald Dutt
		Title:	Chief Executive Officer

HOLDER

Esenjay Investments, LLC,

		By:	/s/Howard Williams
		Name:	Howard Williams
		Title:	Treasurer

Agreed and consent as to Section 3 of this Amendment.

Flux Power Holdings, Inc.,
a Nevada corporation

By:	/s/ Ronald Dutt
Name:	Ronald Dutt
Title:	Chief Executive Officer
Dated:	October 16, 2013

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EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert $_________ under the Bridge Loan Promissory Note, dated March 7, 2012, as amended (the “Note”), to purchase ________________ shares of Common Stock of Flux Power Holdings, Inc., a Nevada corporation (the “Flux Shares”), in accordance with the terms and conditions of the Note.

In connection to this Notice of Conversion, the undersigned hereby represents and warrants to the Flux Power Holdings, Inc. (the “Company”) as follows:

a. The undersigned represents that the Flux Shares to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of securing, granting any participation in or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Flux Shares.

a. The undersigned is fully aware of: (1) the highly speculative nature of the investment in the Flux Shares; (2) the financial hazards involved; (3) the lack of liquidity of the Flux Shares and the restrictions on transferability of the Flux Shares; and (4) the qualifications and backgrounds of the management of the Company.

b. The undersigned understands and acknowledges that the offering of the Flux Shares have not and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) on the ground that the sale and the issuance of securities hereunder is exempt under the pursuant to Section 4(2) of the Securities Act, and that the Company’s reliance on such exemption is predicated on the undersigned’s representations set forth herein.

c. At no time was the undersigned presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Flux Shares.

d. The certificates for the Flux Shares will bear one or more restrictive legends determined by counsel to the Company to be necessary or appropriate in order to comply with federal or state securities law or to secure or protect any applicable exemptions from registration or qualification.

e. The undersigned represents that it is experienced technology companies such as the Company, is able to fend for itself in transactions, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company, and has the ability to bear the economic risks of the investment.

f. The undersigned acknowledges and understands that the Flux Shares, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the Flux Shares.

g. The undersigned understands that the Flux Shares the undersigned is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The undersigned is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The undersigned also acknowledges that the Company was a former “shell company” (as defined in Rule 12b-2 under the Exchange Act of 1934, as amended) and as such the undersigned understands Rule 144 is not currently available for the sale of the Flux Shares and may never be so available.

h. The undersigned is an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

Esenjay Investments, LLC

Signature:		Date:
[Name, Title]

Address:

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